Exhibit 10.2

AMENDMENT AGREEMENT

This Amendment Agreement (the “Agreement”), dated as of December 22, 2023, is made by and between (i) JGB Partners, LP (“JGB Partners”), JGB Capital, LP (“JGB Capital”) and JGB Capital Offshore Ltd. (“JGB Offshore” and collectively with JGB Partners and JGB Capital, the “Holders” and each a “Holder”), (ii) 22nd Century Group, Inc., a Nevada corporation (the “Company”), (iii) each of the subsidiaries of the Company executing this Agreement as guarantors (collectively, the “Subsidiary Guarantors”, and together with the Company, the “Company Parties”), and (iv) JGB Collateral, LLC, as collateral agent for the Holders (the “Agent”).

WHEREAS, the Holders and the Company are parties to that certain Securities Purchase Agreement, dated as of March 3, 2023 (as amended on October 16, 2023, and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “SPA”), whereby, among other things, (i) the Company has issued to the Holders, and the Holders have acquired from the Company, certain 7% Original Issue Discount Senior Secured Debentures due March 3, 2026, in the aggregate original principal amount of $21,052,632 (as amended on October 16, 2023, and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with their provisions, the “Debentures”) and certain Common Stock Purchase Warrants to purchase an aggregate of 496,960 shares of the Company’s common stock at an exercise price of $12.828 per share (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with their provisions, “Warrants”) (for the avoidance of doubt 166,667 Warrants were redeemed on October 16, 2023 and as such, only 330,293 Warrants are outstanding), (ii) each of the Subsidiary Guarantors have executed and delivered to the Agent that certain Subsidiary Guaranty (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Guaranty”), dated March 3, 2023, pursuant to which each such Subsidiary Guarantor guaranteed, among other things, payment of the Obligations (as defined in such Guaranty), (iii) each Company Party executed and delivered to the Agent that certain Security Agreement (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Security Agreement”), dated March 3, 2023, whereby each Company Party granted a first ranking lien and security interest in substantially all of its assets to the Agent as security for the Company Parties’ obligations under the Transaction Documents (as defined in the SPA); and

WHEREAS, the Company has entered into entered into an Equity Purchase Agreement with Specialty Acquisition Corporation (“Buyer”), a Nevada corporation pursuant to which the Company agreed to sell substantially all of its GVB hemp/cannabis business for a purchase price of $2,250,000;

WHEREAS, the Company desires to enter into the Amendment to the Equity Purchase Agreement with Buyer to which, among other things, the purchase price will be increased to $3,100,000 (the “GVB Sale”); and

WHEREAS, the parties now desire to enter into this Agreement to, among other things, agree to such other matters set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Definitions. Capitalized terms used and not defined in this Agreement shall have the respective meanings given such terms in the SPA or the Debentures, as applicable.

2.	Agreements of the Party.

a.	Notwithstanding anything contained in the SPA, the Debentures or the Security Documents to the contrary and subject to the prepayment by Borrower of the outstanding principal of the Debentures in an amount equal to $2,200,000 (which such prepayment shall be applied among the Debentures pro rata based on the relative outstanding principal balances thereof) on or before the date hereof, the Agent and the Holders hereby consent to the GVB Sale. Each of the Company Parties agrees and acknowledges that the foregoing consent is expressly limited to the GVB Sale and shall not be deemed to be a waiver of any conditions or a consent to any other provision of the SPA, Debentures or the Security Documents.

b.	The Company and the GVB Companies hereby assign to the Holders all of their right, title and interest to insurance proceeds related to any claims (the “Claims”) in connection with the fire at the manufacturing facility located at 212 NE North Street, Grass Valley, Oregon 97029, Sherman County (including, without limitation, for property damage and business interruption) (the “Insurance Proceeds”); provided that, the first $1,000,000 of Insurance Proceeds in excess of $5,000,000 shall not be assigned to the Holders, but instead be applied by the Company and the GVB Companies as part of the reserve required in connection with the liabilities related to PTB Investments Holdings, LLC and Bridgeway Distribution LLC. To the extent that the Company, or the GVB Companies or any of their subsidiaries receive any such Insurance Proceeds after the date hereof, such Insurance Proceeds shall be deemed to have been received by the Company or the GVB Companies or any of their subsidiaries solely as an agent for the Holders, and the Company and/or the GVB Companies or any of their subsidiaries, as applicable, shall cause the Insurance Proceeds to be paid to the Holders within two (2) days of receipt thereof. In consideration of the foregoing, the Holders shall reduce the aggregate outstanding principal balance of the Debentures for each dollar of Insurance Proceeds actually delivered to and received by the Holders on a dollar-for-dollar basis, which reductions shall be applied among the Debentures pro rata based on the relative outstanding principal balances thereof. Notwithstanding the foregoing, the Insurance Proceeds shall be assigned to the Holders only until the outstanding aggregate principal amount, plus any accrued and unpaid interest, has been repaid in full.

c.	As consideration for JGB’s consent to the GVB Sale, the Company shall cause the GVB Companies to issue GVB Promissory Note (as defined below) to the Holders, which GVB Promissory Note shall be paid in full on or before June 30, 2024. If and when principal payments are made on the GVB Promissory Note, such payments shall reduce, on a dollar-for-dollar basis, the outstanding principal balance of the Debentures (pro rata based on the relative outstanding balances at the time of such payment). In the event that any payments on the GVB Promissory Note are rescinded are required to be refunded by the Holders, then any corresponding reduction in the principal balance of the Debentures shall be reversed. For the avoidance of doubt, the Debentures and the GVB Promissory Note are independent obligations of the respective obligors thereunder. Accordingly, the Company, the Guarantors and GVB Companies agree that (i) the repayment in full of the Debentures does not excuse the repayment of the GVB Promissory Note and (ii) the failure of the GVB Companies to make any payments under GVB Promissory Note does not excuse the Company or the Guarantors from making required payments under the Debentures and the Subsidiary Guaranty.

d.	Not later than sixty (60) days after the date of this Agreement, the Company shall enter into a deed in lieu of foreclosure agreement with respect to the Trust Estate (as defined in the Deed of Trust) acceptable to the Holders in form and substance (the “DIL Agreement”). Upon execution of the DIL Agreement and the irrevocable conveyance of the Trust Estate to the Holders or their designee, the outstanding principal balance of the Debentures will be reduced by $1,000,000 in the aggregate, which reduction shall be applied among the Debentures pro rata based on the relative outstanding principal balances thereof.

e.	The Debenture issued to JGB Partners is hereby amended as set forth in Exhibit A hereto, including to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text).

f.	The Debenture issued to JGB Capital is hereby amended as set forth in Exhibit B hereto, including to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text).

g.	The Debenture issued to JGB Offshore is hereby amended as set forth in Exhibit C hereto, including to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text).

h.	Each reference to the Debentures in the Transactions Documents shall be deemed to be a reference to the Debentures as amended hereby.

i.	The Company Parties acknowledge and agree that the Holders and the Agent have fully and timely performed all of their respective obligations and duties in compliance with the Transaction Documents and applicable law, and have acted reasonably, in good faith, and appropriately under the circumstances.

j.	In further consideration of the Holders’ execution of this Agreement, each of the Company Parties, on behalf of itself and its successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, agents and attorneys, hereby forever, fully, unconditionally and irrevocably waives and releases each Holder and its successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, attorneys and agents (including the Agent) (collectively, the “Releasees”) from any and all claims, liabilities, obligations, debts, causes of action (whether at law or in equity or otherwise), defenses, counterclaims, setoffs, of any kind, whether known or unknown, whether liquidated or unliquidated, matured or unmatured, fixed or contingent, directly or indirectly arising out of, connected with, resulting from or related to any act or omission by such Holder or any other Releasee, prior to the date hereof, with respect to the Transaction Documents (collectively, the “Claims”). Each Company Party further agrees that none of them shall commence, institute, or prosecute any lawsuit, action or other proceeding, whether judicial, administrative or otherwise, to prosecute, collect or enforce any Claim.

3.	Certain Reaffirmations and Reconfirmation of Security Interest and Subsidiary Guaranty. Each Company party further acknowledges, agrees, represents and warrants:

a.	The SPA, the Debentures, the Guaranty, the Security Agreement and the other Transaction Documents are legal, valid, binding and enforceable against the Company and the Subsidiary Guarantors in accordance with their respective terms. The terms of the Transaction Documents remain unchanged, except as expressly modified pursuant to this Agreement.

b.	The Company’s and each Subsidiary Guarantor’s respective obligations under the Transaction Documents are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever.

c.	Holders and Agent have valid, enforceable and perfected security interests in and liens in the Collateral (as defined in the Security Agreement), as to which there are no setoffs, deductions, claims, counterclaims, or defenses of any kind or character whatsoever.

d.	Nothing herein shall impair or limit the continuation of the liens and security interests granted to the Holders and/or the Agent under the Security Agreement or any of the other Security Documents, which liens and security interests are continued in full force and effect pursuant to and as provided therein and herein. The Company and each Subsidiary Guarantor acknowledges the continuing existence and priority of all liens and security interests granted, conveyed, and assigned pursuant to the Security Agreement and the other Security Documents in accordance with the terms thereof and hereof notwithstanding the coming into effect of this Agreement, and agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as the Holders or the Agent request in order to perfect, preserve, and protect such liens and security interests.

e.	Each Subsidiary Guarantor acknowledges this Agreement and ratifies and confirms that the Guaranty executed by such Subsidiary Guarantor is not released, diminished, impaired, reduced, or otherwise adversely affected by this Agreement and continues to guarantee and assure the full payment and performance of all present and future obligations under the Debentures and the other Transaction Documents.

4.	Representations and Warranties of the Company Parties. Each of the Company Parties represents and warrants, severally and jointly, to the Holders that:

a.	Authorization; Enforcement. Each of the Company Parties has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company Parties and the consummation by each of them of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of each such Company Party and no further action is required by any Company Party in connection herewith or therewith. This Agreement has been duly executed by each Company Party and constitutes the valid and binding obligation of each Company Party enforceable against each such Company Party in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

b.	No Conflicts. The execution, delivery and performance by the Company Parties of this Agreement and the consummation by each of them of the transactions contemplated hereby, do not and will not: (i) conflict with or violate any provision of such Company Party’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of any Company Party, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, securities purchase agreement, debt or other instrument (evidencing Indebtedness of any Company Party or otherwise) or other understanding to which any Company Party is a party or by which any property or asset of any Company Party is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which a Company Party is subject (including federal and state securities laws and regulations), or by which any property or asset of a Company Party is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to result in a Material Adverse Effect.

c.	Absence of Defaults. No Event of Default has occurred or is continuing, and each Company Party has complied in all material respects with its respective obligations under the Transaction Documents.

5.	Deliveries and Other Conditions. In connection with the transactions contemplated by this Agreement, the Company Parties shall deliver to the Holders the following:

a.	on the date of this Agreement, a duly executed PDF copy of this Agreement (and, promptly after the date hereof, “wet ink” originals of Company Parties’ signature pages to this Agreement);

b.	on the date of this Agreement, a duly executed PDF copy of that certain Secured Promissory Note (the “GVB Promissory Note”) made by 22nd Century Group Europe B.V., an Amsterdam private limited liability company (“Group Europe”) (ii) GV Farm Services, LLC, an Oregon limited liability company (“Farm Services”), (iii) Evergreen State Holdings, LLC, an Oregon limited liability company (“Evergreen”), (iv) Oregon Custom Supply, LLC, an Oregon limited liability company (“Custom Supply”), (v) Central Oregon Processing, LLC, an Oregon limited liability company (“Central Processing”), (vi) GVBiopharma UK Ltd., an England and Wales private limited company (“GVBiopharma”), (vii) RX Pharmatech Ltd., an England and Wales private limited company (“Pharmatech”), and (viii) Prineville Solutions, LLC, an Oregon limited liability company d/b/a “Prineville Refrigeration,” (“Prineville” and together with, Group Europe, Farm Services, Evergreen, Custom Supply, Central Processing, GVBiopharma and Pharmatech, the “GVB Companies”) in favor of the Holders (and, promptly after the date hereof, “wet ink” originals of GVB Companies’ signature pages to the GVB Promissory Note);

c.	on the date of this Agreement, satisfactory evidence that all corporate and other proceedings that are necessary in connection with this Agreement have been taken;

d.	the Company will reimburse the Holders’ legal fees in connection with this Agreement in the amount equal to $50,000; and

e.	such other documents, confirmations, agreements or other instruments reasonably requested by Holders.

6.	Transaction Documents. This Agreement is a Transaction Document. This Agreement, together with the other Transaction Documents, are the entire agreement among the parties with respect to the subject matter hereof.

7.	No Modification. Except as set forth in this Agreement, nothing shall be deemed or construed to amend, supplement or modify the Transaction Documents or otherwise affect the rights, remedies and/or obligations of any party thereto, all of which remain in full force and effect.

8.	Successors and Assigns; Survival. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto, and each of their respective successors and assigns. The representations and warranties of the Company Parties shall survive the consummation of the transactions contemplated by this Agreement.

9.	Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein.

10.	Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.

11.	Announcement. The Company shall file a Form 8-K announcing the terms of this Agreement and filing this Agreement as an exhibit thereto on or before 5:30 p.m. (local time in New York, New York) on the Business Day after the date of this Agreement. Following the filing of such Form 8-K the Holders shall not be deemed to be in possession of any material, non-public information of the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

22nd Century Group, Inc.

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Chief Executive Officer

GUARANTORS:

22nd Century Limited, LLC

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

22nd Century Group Europe B.V.

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

NASCO Products, LLC

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

Botanical Genetics, LLC

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

22nd Century Group Canada, Inc.

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

Goodrich Tobacco Company, LLC

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

Heracles Pharmaceutical, LLC

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

22nd Century Holdings, LLC

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

Golden Acquisition Sub, LLC

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

ESI Holdings, LLC

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

PTB Investment Holdings, LLC
	By:	ESI Holdings, LLC, its member

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

GV Farm Services, LLC
	By:	ESI Holdings, LLC, its member

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

Evergreen State Holdings, LLC
	By:	ESI Holdings, LLC, its member

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

Oregon Custom Supply, LLC
By:Evergreen State Holdings, LLC, its member
	By:	ESI Holdings, LLC, its member

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

Central Oregon Processing, LLC
By: Evergreen State Holdings, LLC, its member
	By:	ESI Holdings, LLC, its member

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

Prineville Solutions, LLC
By:Central Oregon Processing, LLC, its member
	By:	Evergreen State Holdings, LLC, its member
		By:	ESI Holdings, LLC, its member

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

GVBiopharma UK Ltd.
	By:	ESI Holdings, LLC, its member

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

RX Pharmatech Ltd.
By:GVBiopharma UK Ltd., its member
	By:	ESI Holdings, LLC, its member

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

BRIDGEWAY DISTRIBUTION LLC
	By:	ESI Holdings, LLC, its member

By:	/s/ Lawrence Firestone
Name: Lawrence Firestone
Title: Manager

HOLDERS AND AGENT:

JGB PARTNERS, LP
JGB CAPITAL LP
JGB CAPITAL OFFSHORE LTD.
JGB COLLATERAL LLC

By:	/s/ Brett Cohen
Name: Brett Cohen
Title: President